UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22780

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2015

EXPLANATORY NOTE

This Registrant is filing this amendment (“Amendment”) to its Form N-CSR for the period ended November 30, 2015 (the “Report”), originally filed with the Securities and Exchange Commission on February 4, 2016 (Accession Number 0001104659-16-093901) to correct the assets managed by each portfolio manager under Item 8(a)(2).

Except as otherwise noted above, the Report was accurate, timely distributed to shareholders, as applicable, and contained all information required per Form N-CSR.

Items 1 through 8(a)(1) and Items 8(a)(3) through 12 to this Amendment to the Registrant’s Form N-CSR are incorporated by reference to the Form N-CSR filed on EDGAR on February 4, 2016 (Accession Number 0001104659-16-093901).

Item 8(a)(2).  Portfolio Managers of Closed-End Investment Companies.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of November 30, 2015 for Messrs. Becker, Morton and Rosenlicht, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. One of the nine other accounts managed by Messrs. Becker and Morton, with total assets of $108.8 million, is subject to performance-based fees.

Robert S. Becker

	Number of accounts	Total assets

• Registered investment companies	5	$3,538,428,000
• Other pooled investment vehicles	10	$860,517,000
• Other accounts	9	$742,487,000

Benjamin Morton

	Number of accounts	Total assets

• Registered investment companies	5	$3,538,428,000
• Other pooled investment vehicles	10	$860,517,000
• Other accounts	9	$742,487,000

Tyler Rosenlicht

	Number of accounts	Total assets

• Registered investment companies	1	$57,789,000
• Other pooled investment vehicles	N/A	N/A
• Other accounts	N/A	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: February 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: February 10, 2016